                              THIRD AMENDMENT TO
                              PURCHASE AGREEMENT


     THIS THIRD AMENDMENT TO PURCHASE AGREEMENT (the "Amendment") is made as of November 1, 1994, by and among United USN, Inc., a Delaware corporation (the "Company"), CIBC Wood Gundy Ventures, Inc., a Delaware corporation ("CIBC"), Chemical Venture Capital Associates, a California limited partnership ("Chemical"), and Hancock Venture Partners IV - Direct Fund L.P., a Delaware limited partnership ("Hancock" and, collectively with CIBC and Chemical, the "Purchasers"), and amends that certain Purchase Agreement dated as of April 20, 1994 by and among the Company, CIBC and Chemical, as amended (the "Purchase Agreement"). Except as otherwise set forth in this Amendment, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

     WHEREAS, the Company and the Purchasers desire to enter into this Amendment to increase the number of shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company which Hancock may purchase in a Tranche II Purchase.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. The Company shall authorize the issuance and sale to Hancock of an additional 1,471 shares of Common Stock in a Tranche II Purchase pursuant to the Purchase Agreement.

     2. The Tranche II Schedule of Purchasers attached to the First Amendment to Purchase Agreement dated as of June 10, 1994 by and among the Company, CIBC, Chemical and Hancock is amended and restated as set forth in the Tranche II Schedule of Purchasers attached to this Amendment.

     3. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same Amendment.


                                 *  *  *  *  *

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.


                                     UNITED USN, INC.

                                     /s/ Thomas C. Brandenburg
                                     -------------------------------------
                                     By: Thomas C. Brandenburg
                                     Its: Chief Executive Officer


                                     CIBC WOOD GUNDY VENTURES, INC.

                                     /s/ Richard J. Brekka
                                     -------------------------------------
                                     By: Richard J. Brekka
                                     Its: President


                                     CHEMICAL VENTURE CAPITAL ASSOCIATES

                                     /s/ Donald J. Hofmann, Jr.
                                     -------------------------------------
                                     By:
                                        ----------------------------------
                                     Its:
                                         ---------------------------------


                                     HANCOCK VENTURE PARTNERS IV - DIRECT
                                          FUND L.P.


                                     By: Back Bay Partners XII L.P.
                                     By: Hancock Venture Partners, Inc.

                                     /s/ William A. Johnston
                                     -------------------------------------
                                     By:
                                        ----------------------------------
                                     Its:
                                         ---------------------------------

                       TRANCHE II SCHEDULE OF PURCHASERS
                       ---------------------------------

                                                        Total             Total
                                           No. of     Purchase   No. of Purchase
                                           Shares      Price     Shares   Price
                                             of         for        of      for
              Names and                   Preferred   Preferred  Common  Common
              Addresses                     Stock       Stock     Stock   Stock
              ---------                   ---------   ---------  ------  -------
 Chemical Venture Capita1                   2,475    $2,475,000  23,210  $25,000
  Associates
 270 Park Avenue, 5th Floor
 New York, New York 10017-2070


 CIBC Wood Gundy Ventures, Inc.             2,475    $2,475,000  23,210  $25,000
 425 Lexington Avenue
 New York, New York 10017-3903


 Hancock Venture Partner IV -               2,475    $2,475,000  23,210  $25,000
  Direct Fund L.P.
 One Financial Center, 44th F1oor
 Boston, Massachusetts 02111

                                           ------    ----------  ------  -------
 TOTAL                                      7,425    $7,425,000  69,630  $75,000


                                      -3-